April 9, 2019

ULTIMUS MANAGERS TRUST

Alambic Mid Cap Plus Fund

(previously, the Alambic Mid Cap Growth Plus Fund)

Alambic Small Cap Plus Fund

(previously, the Alambic Small Cap Growth Plus Fund)

Supplement to the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated December 31, 2018

This supplement updates certain information in the Prospectus, Summary Prospectuses and the Statement of Additional Information (the “SAI”) of the Alambic Mid Cap Plus Fund (previously, the Alambic Mid Cap Growth Plus Fund) and the Alambic Small Cap Plus Fund (previously, the Alambic Small Cap Growth Plus Fund) (each a “Fund,” and collectively, the “Funds”), each a series of Ultimus Managers Trust. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Funds at 1-888-890-8988.

This supplement is to announce, effective as of the date of this supplement, the change of each Fund’s name and broad-based market index.

Therefore, this supplement updates certain information in the Prospectus, Summary Prospectuses, and SAI as set forth below:

The Alambic Mid Cap Growth Plus Fund is hereby renamed the Alambic Mid Cap Plus Fund.

The Alambic Small Cap Growth Plus Fund is hereby renamed the Alambic Small Cap Plus Fund.

For the Alambic Mid Cap Plus Fund, the following change is made in the section entitled “PERFORMANCE SUMMARY” in the Prospectus:

The following chart replaces, in its entirety, the chart in the section entitled “AVERAGE ANNUAL TOTAL RETURNS” on page 5 of the Prospectus:

Average Annual Total Returns for Periods Ended December 31, 2018	One Year	Since Inception December 29, 2016
Return Before Taxes	(13.48%)	2.23%
Return After Taxes on Distributions	(15.35%)	1.09%
Return After Taxes on Distributions and Sale of Fund Share	(6.64%)	1.71%
Russell Midcap Total Return Index** (reflects no deduction for fees, expense or taxes)	(9.06%)	3.62%
Russell Midcap Growth Total Return Index (reflects no deduction for fees, expense or taxes)	(4.75%)	8.91%

April 9, 2019

**	In prior prospectuses, the Fund compared its performance against the Russell Midcap Growth Total Return Index. The Advisor believes the Russell Midcap Total Return Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the Russell Midcap Growth Total Return Index and, therefore, the Russell Midcap Total Return Index will replace the Russell Midcap Growth Total Return Index in future comparisons.

For the Alambic Small Cap Plus Fund, the following change is made in the section entitled “PERFORMANCE SUMMARY” in the Prospectus:

The following chart replaces, in its entirety, the chart in the section entitled “AVERAGE ANNUAL TOTAL RETURNS” on page 17 of the Prospectus:

Average Annual Total Returns for Periods Ended December 31, 2018	One Year	Since Inception December 29, 2015
Return Before Taxes	(12.49%)	7.40%
Return After Taxes on Distributions	(15.74%)	4.99%
Return After Taxes on Distributions and Sale of Fund Share	(5.07%)	5.86%
Russell 2000® Total Return Index** (reflects no deduction for fees, expense or taxes)	(11.01%)	6.59%
Russell 2000® Growth Index (reflects no deduction for fees, expense or taxes)	(9.31%)	6.48%

**	In prior prospectuses, the Fund compared its performance against the Russell 2000® Growth Index. The Advisor believes the Russell 2000® Total Return Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the Russell 2000® Growth Index and, therefore, the Russell 2000® Total Return Index will replace the Russell 2000® Growth Index in future comparisons.

The following change is made in the section entitled “GENERAL INFORMATION” in the SAI:

The following disclosure replaces, in its entirety, the heading entitled “Mid Cap Growth Fund” within the subsection entitled “Benchmark Description” on page 33 of the SAI:

Mid Cap Fund. The Mid Cap Fund compares its performance to the Russell Mid Cap Total Return Index, which measures the performance of the mid-capitalization sector of the U.S. equity market.

In previous prospectuses, the Fund’s benchmark index was the Russell Midcap Growth Total Return Index. The Russell Midcap Growth Total Return Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is expected that the Russell Mid Cap Total Return Index will replace the Russell Midcap Growth Total Return Index in future comparisons.

The following disclosure replaces, in its entirety, the heading entitled “Small Cap Growth Fund” within the subsection entitled “Benchmark Description” on page 33 of the SAI:

April 9, 2019

Small Cap Fund. The Small Cap Fund compares its performance to the Russell 2000® Total Return Index, which measures the performance of the small-capitalization sector of the U.S. equity market.

In previous prospectuses, the Fund’s benchmark index was the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is expected that the Russell 2000® Total Return Index will replace the Russell 2000® Growth Index in future comparisons.

If you have any questions regarding the Fund, please call 1-888-890-8988.

Investors Should Retain this Supplement for Future Reference